Exhibit 99.2
UGI UTILITIES, INC.
INTRODUCTION TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
FINANCIAL STATEMENTS
(Dollars In Thousands)
The following Unaudited Pro Forma Condensed Consolidated Financial Statements of UGI Utilities, Inc. and Subsidiaries (“UGI Utilities”) give effect to the October 1, 2008 (“Closing Date”) acquisition (the “Acquisition”) of all of the issued and outstanding stock of PPL Gas Utilities Corporation (“PPL Gas”), the natural gas distribution utility of PPL Corporation (“PPL”), for $267,600 plus estimated working capital pursuant to a Stock Purchase Agreement between PPL and UGI Utilities dated March 5, 2008, as amended on May 2, 2008 (the “Purchase Agreement”). Also on the Closing Date, the assets of PPL Gas’ wholly owned subsidiary, Penn Fuel Propane, LLC (“Penn Fuel”), a retail propane distributor, were sold to AmeriGas Propane, L.P. (“AmeriGas Propane”), an affiliate of UGI Utilities (the “Penn Fuel Closing”). PPL Gas is a regulated natural gas local distribution company serving approximately 76,000 customers in eastern and central Pennsylvania. PPL Gas also distributes natural gas to several hundred customers in one county in Maryland. Under the terms of the Purchase Agreement, on the Closing Date, UGI Utilities made a cash payment of $267,600 to PPL for the stock of PPL Gas plus an estimated working capital payment of $35,370. UGI Utilities funded the total cash payment of $302,970 with capital contributions of $120,000 from UGI Utilities’ parent company, UGI Corporation (“UGI”); proceeds from the issuance of $108,000 of Senior Notes of UGI Utilities bearing an interest rate of 6.375%; and $74,970 of borrowings under its revolving credit facility. The cash payment is subject to adjustment for the actual working capital on the Closing Date and for required pre-Closing capital expenditures to be determined in accordance with the Purchase Agreement within 90 days of the Closing Date. On the Closing Date, the assets of Penn Fuel were sold to AmeriGas Propane for $32,000 cash plus estimated working capital of $1,621. The cash payment received by UGI Utilities for Penn Fuel, which was used by UGI Utilities to reduce borrowings under its revolving credit facility, is subject to adjustments for the actual working capital on the Closing Date and for required pre-Closing capital expenditures to be determined within 90 days of the Penn Fuel Closing. The Unaudited Pro Forma Condensed Consolidated Financial Statements reflect UGI Utilities’ estimated net purchase price of $303,470, including an estimated working capital adjustment of $35,370, and $500 in transaction fees and expenses.
The pro forma adjustments are based upon available information and assumptions that management believes are reasonable. The Unaudited Pro Forma Condensed Consolidated Financial Statements do not purport to represent what the results of operations or financial position of UGI Utilities would have been if the purchase transaction had occurred on the dates indicated below, nor do they purport to project the results of operations or financial position of UGI Utilities for any future period or as of any future date.
The Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2008 was prepared by combining the Unaudited Condensed Consolidated Balance Sheet of UGI Utilities and the Unaudited Condensed Consolidated Balance Sheet of PPL Gas and subsidiaries, and giving effect to the sale of Penn Fuel assets to AmeriGas Propane, as though those transactions had been completed on June 30, 2008. The Unaudited Pro Forma Condensed Consolidated Statement of Income for the nine months ended June 30, 2008 was prepared by combining UGI Utilities’ Unaudited Condensed Consolidated Statement of Income for the nine months ended June 30, 2008 with PPL Gas’ Unaudited Consolidated Statement of Income for the nine months ended June 30, 2008 to give effect to the acquisition of PPL Gas and subsidiaries as though it had occurred on October 1, 2006, the earliest year presented. The Unaudited Pro Forma Condensed Consolidated Statement of Income for the year ended September 30, 2007 was prepared by combining UGI Utilities’ audited Consolidated Statement of Income for the year ended September 30, 2007 with PPL Gas’ Unaudited Condensed Consolidated Statement of Income for the twelve months ended September 30, 2007 to give effect to the acquisition of PPL Gas and subsidiaries as though it had occurred on October 1, 2006.

UGI UTILITIES, INC.
INTRODUCTION TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
FINANCIAL STATEMENTS (Continued)
(In Thousands)
The Unaudited Pro Forma Condensed Consolidated Financial Statements were prepared using the purchase method of accounting with UGI Utilities as the acquirer. Accordingly, we have adjusted the historical financial statements to give effect to the impact of the estimated net purchase price in connection with the acquisition of the stock of PPL Gas. In the Unaudited Pro Forma Condensed Consolidated Balance Sheet, UGI Utilities’ estimated net purchase price has been allocated to the assets acquired and liabilities assumed based on a preliminary valuation of their fair values using currently available information which is subject to final adjustments. Any difference between the estimated net purchase price and the fair value assigned to the assets acquired and liabilities assumed has been reflected as goodwill. Accordingly, the actual adjustments to be recorded in connection with the final purchase price allocation may differ from the pro forma adjustments reflected in the Unaudited Pro Forma Condensed Consolidated Financial Statements and any such differences may be material.
UGI Utilities’ historical amounts as of and for the nine months ended June 30, 2008 were derived from unaudited financial statements included in the Quarterly Report on Form 10-Q filed by UGI Utilities on August 8, 2008 with the U.S. Securities and Exchange Commission (“SEC”). UGI Utilities’ historical amounts for the fiscal year ended September 30, 2007 were derived from audited consolidated financial statements included in the Annual report on Form 10-K filed by UGI Utilities on November 29, 2007 with the SEC.
PPL Gas and subsidiaries historical unaudited balance sheet amounts as of June 30, 2008 were derived from the Unaudited Condensed Consolidated Balance Sheet of PPL Gas and subsidiaries included elsewhere in this Current Report on Form 8-K/A, which does not include all disclosures required by accounting principles generally accepted in the United States (“GAAP”). The unaudited statement of income data of PPL Gas and subsidiaries for the nine months ended June 30, 2008 were derived by combining data in the Unaudited Condensed Consolidated Statement of Income for the six months ended June 30, 2008 with unaudited statement of income information for the three months ended December 31, 2007. The unaudited statement of income data of PPL Gas and subsidiaries for the twelve months ended September 30, 2007 was derived by combining data in the PPL Gas and subsidiaries unaudited statement of income information for the three months ended December 31, 2006 with the Audited Consolidated Statement of Income of PPL Gas and subsidiaries for the twelve months ended December 31, 2007, incorporated by reference into this Current Report on Form 8-K/A, and excluding the unaudited consolidated statement of income information of PPL Gas and subsidiaries for the three months ended December 31, 2007.
You should read these Unaudited Pro Forma Condensed Consolidated Financial Statements in conjunction with the statements of PPL Gas, filed separately in this Current Report on Form 8-K/A or incorporated by reference, along with UGI Utilities’ financial statements and accompanying notes included in its prior SEC filings.

UGI UTILITIES, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
As of June 30, 2008
(In Thousands)

	UGI	PPL	Pro		Sale of	Pro
	Utilities	Gas	Forma		Penn	Forma
	(Historical)	(Historical) (2)	Adjustments		Fuel (11)	Consolidated

ASSETS
Current assets:
Cash and cash equivalents	$8,401	$1,619	$—		$(374)	$9,646
Accounts receivable	114,500	16,834	—		(1,189)	130,145
Accounts receivable — related parties	7,589	3,029	(3,029)	(3)	—	7,589
Accrued utility revenues	22,253	3,157	—		—	25,410
Inventories	91,723	12,315	—		(1,058)	102,980
Deferred income taxes	21,654	8,402	(8,402)	(7)	—	21,654
Derivative financial instruments	51,298	—	—		—	51,298
Prepaid expenses and other current assets	3,128	7,609	—		(321)	10,416

Total current assets	320,546	52,965	(11,431)		(2,942)	359,138

Property, plant and equipment, net	1,091,991	227,655	2,724	(6)	(10,230)	1,312,140

Goodwill	162,309	55,480	(55,480)	(4)	(16,325)	188,816
			42,832	(4)
Other intangibles	—	—	5,402	(6)	(5,402)	—
Regulatory assets	91,831	28,481	(11,780)	(7)	—	108,059
			(473)	(5)
Other assets	8,719	4,058	400	(8)	—	13,177

Total assets	$1,675,396	$368,639	$(27,806)		$(34,899)	$1,981,330

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Bank loans	$30,000	$—	$75,870	(8)	$(33,621)	$72,249
Short-term debt with related parties	—	36,152	(36,152)	(3)	—	—
Current maturities of long-term debt, principally with related parties	—	56,500	(56,500)	(3)	—	—
Current maturities of long-term debt	—	10,000	(10,000)	(3)	—	—
Accounts payable	69,706	15,215	—		(624)	84,297
Accounts payable — related parties	23,253	2,590	(2,590)	(3)	—	23,253
Accrued income taxes	29,014	869	—		(189)	29,694
Deferred fuel refunds	87,926	2,412	—		—	90,338
Other current liabilities	63,572	7,953	—		(465)	71,060

Total current liabilities	303,471	131,691	(29,372)		(34,899)	370,891

Long-term debt	532,000	—	108,000	(8)	—	640,000
Deferred income taxes	191,646	38,505	(38,505)	(7)	—	181,757
			(9,889)	(7)
Deferred investment tax credits	6,133	1,186	(1,186)	(7)	—	6,133

Other noncurrent liabilities	43,798	22,262	(1,859)	(5)	—	64,201

Total liabilities	1,077,048	193,644	27,189		(34,899)	1,262,982

Commitments and contingencies

Total common stockholders’ equity	598,348	174,995	(174,995)	(9)	—	718,348
			120,000	(10)

Total liabilities and stockholders’ equity	$1,675,396	$368,639	$(27,806)		$(34,899)	$1,981,330

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

UGI UTILITIES, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
Nine Months Ended June 30, 2008
(In Thousands)

	UGI	PPL	Eliminate	Pro		Pro
	Utilities	Gas	Penn	Forma		Forma
	(Historical)	(Historical) (2)	Fuel (12)	Adjustments		Consolidated

Revenues	$1,119,930	$193,230	$(28,675)	$—		$1,284,485

Costs and expenses:
Cost of sales	803,914	124,708	(20,222)	—		908,400
Operating and administrative expenses	110,920	31,301	(5,819)	1,275	(15)	137,677
Operating and administrative expenses — related parties	9,332	6,866	(135)	(5,825)	(15)	10,238
Utility taxes other than income taxes	13,650	335	—	—		13,985
Depreciation and amortization	30,826	7,163	(673)	—		37,316
Other income, net	(9,048)	(389)	328	—		(9,109)

	959,594	169,984	(26,521)	(4,550)		1,098,507

Operating income	160,336	23,246	(2,154)	4,550		185,978
Interest expense	29,880	4,665	(222)	(4,443)	(13)	36,031
				6,151	(14)

Income before income taxes	130,456	18,581	(1,932)	2,842		149,947
Income tax expense	52,489	7,555	(684)	1,179	(16)	60,539

Net income	$77,967	$11,026	$(1,248)	$1,663		$89,408

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

UGI UTILITIES, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
Year Ended September 30, 2007
(In Thousands)

	UGI	PPL	Eliminate	Pro		Pro
	Utilities	Gas	Penn	Forma		Forma
	(Historical)	(Historical) (2)	Fuel (12)	Adjustments		Consolidated

Revenues	$1,183,247	$212,253	$(27,148)	$—		$1,368,352

Costs and expenses:
Cost of sales — gas, fuel and purchased power	816,451	137,856	(17,657)	—		936,650
Operating and administrative expenses	140,013	41,382	(7,375)	1,700	(15)	175,720
Operating and administrative expenses — related parties	11,584	9,287	(685)	(7,456)	(15)	12,730
Utility taxes other than income taxes	17,736	841	—	—		18,577
Depreciation and amortization	40,934	8,994	(794)	—		49,134
Other income, net	(8,564)	(734)	431	—		(8,867)

	1,018,154	197,626	(26,080)	(5,756)		1,183,944

Operating income	165,093	14,627	(1,068)	5,756		184,408
Interest expense	42,327	5,581	(916)	(4,665)	(13)	50,881
				8,554	(14)

Income before income taxes	122,766	9,046	(152)	1,867		133,527
Income tax expense	48,579	5,555	(66)	775	(16)	54,843

Net income	$74,187	$3,491	$(86)	$1,092		$78,684

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

UGI UTILITIES, INC.
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
FINANCIAL STATEMENTS
(In Thousands)
1.
On October 1, 2008, UGI Utilities acquired all of the issued and outstanding stock of PPL Gas for $267,600 plus estimated working capital pursuant to a Stock Purchase Agreement between PPL and UGI Utilities dated March 5, 2008, as amended on May 2, 2008. The estimated net purchase price in these pro forma financial statements of approximately $303,470 includes an estimated working capital payment of $35,370 and $500 in estimated transaction fees and expenses. The following table reflects the sources and uses of funds related to the Acquisition:

Source of funds:
Issuance of Senior Notes	$108,000
Revolving credit facility borrowings	75,470
Capital contribution from UGI	120,000

$303,470

Use of funds:
Cash payments pursuant to the Agreement	$(267,600)
Estimated working capital at Closing	(35,370)
Estimated transaction fees and expenses	(500)

$(303,470)

The preliminary fair value adjustments to the assets acquired and liabilities assumed in the Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2008, are as follows:

			Adjusted
	Book Value		Book Value
	of Assets	Adjustments	of Assets	Preliminary
	Acquired	Prior	Acquired	Fair	Preliminary
	(Liabilities	to	(Liabilities	Value	Fair
	Assumed)	Closing (1)	Assumed)	Adjustments	Value

Current assets	$52,965	$(3,029)	$49,936	$(8,402)	$41,534
Property, plant and equipment	227,655	—	227,655	2,724	230,379
Goodwill	55,480	—	55,480	(12,648)	42,832
Other intangibles	—	—	—	5,402	5,402
Regulatory assets	28,481	—	28,481	(12,253)	16,228
Other assets	4,058	—	4,058	—	4,058
Current liabilities	(131,691)	105,242	(26,449)	—	(26,449)
Noncurrent liabilities	(61,953)	—	(61,953)	51,439	(10,514)

	$174,995	$102,213	$277,208	$26,262	$303,470

(1)	See Note 3 below.

UGI UTILITIES, INC.
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
FINANCIAL STATEMENTS (Continued)
(In Thousands)

The Unaudited Pro Forma Condensed Consolidated Financial Statements are not necessarily indicative of the operating results or financial position that would have occurred had the acquisition been completed as of the dates indicated, nor are they necessarily indicative of future operating results or financial position. The purchase accounting adjustments made in connection with the final purchase price allocation may differ from the pro forma adjustments reflected in the Unaudited Pro Forma Condensed Consolidated Financial Statements and any such differences may be material.

2.
Certain reclassifications have been made to PPL Gas’ historical presentation in order to conform to UGI Utilities’ presentation. These reclassifications had no impact on net income, net assets or stockholder’s equity.

3.	Reflects the settlement of certain accounts receivable, accounts payable and debt balances, principally balances with related parties, prior to the Closing Date.

4.
Reflects net pro forma adjustment to eliminate PPL Gas and subsidiaries’ historic goodwill of $55,480 and record goodwill of $42,832 representing the excess of the net purchase price over the preliminary fair values of PPL Gas and subsidiaries net assets acquired.

5.
Reflects net adjustments resulting from (a) the difference between the projected benefit obligation (“PBO”) and the estimated fair value of the plan assets of the PPL Gas and subsidiaries’ pension plan at the Closing Date; (b) the difference between the accumulated postretirement benefit obligations (“APBOs”) and the estimated fair value of the plans assets of PPL Gas and subsidiaries’ postretirement health and welfare plans; and (c) the after-tax impact on PPL Gas’ regulatory assets resulting from the adjustments in (a) and (b) above at an effective income tax rate of 41.5%.

Eliminate historical unfunded pension liabilities	$(7,978)
Eliminate historical unfunded health and welfare liability	(9,579)
Record the difference between the PBO and the estimated fair value of plan assets of PPL Gas’ pension plan	7,798
Record the difference between the APBOs and the estimated fair value of plan assets of PPL Gas’ postretirement health and welfare plans	7,900

$(1,859)

Adjust regulatory asset for adjustments related to PPL Gas above, net of tax	$(473)

6.
Reflects estimated fair value of intangible assets acquired, principally noncompete agreements and customer relationship intangibles, and adjustments to the fair value of property, plant and equipment acquired associated with Penn Fuel.

7.	Reflects adjustments to deferred income taxes resulting from the Acquisition and the associated impact on regulatory income tax assets at an effective income tax rate of 41.5%.

UGI UTILITIES, INC.
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
FINANCIAL STATEMENTS (Continued)
(In Thousands)
8.
Reflects the issuance of $108,000 of UGI Utilities 6.375% Senior Notes in conjunction with the Acquisition, debt issuance costs of approximately $400, and total revolving credit agreement borrowings of $75,870 to fund $75,470 of the purchase price and Senior Notes’ debt issue costs of $400.

9.	Reflects the elimination of the historical balance of stockholder’s equity of PPL Gas.

10.	Reflects cash capital contribution of $120,000 from UGI to fund a portion of the purchase price of the Acquisition.

11.
Reflects the sale of the net assets of Penn Fuel to AmeriGas Propane immediately following the Acquisition for cash totaling $32,000 plus estimated working capital of $1,621 and the application of such cash proceeds to reduce UGI Utilities’ revolving credit agreement borrowings.

12.	Reflects elimination of the historical results of Penn Fuel the net assets of which were sold to AmeriGas Propane immediately following the Acquisition.

13.	Reflects the elimination of historical interest expense on indebtedness repaid prior to the Acquisition.

14.
Reflects pro forma interest expense (1) on $108,000 of 6.375% Senior Notes due 2013 issued in conjunction with the Acquisition; (2) on estimated revolving credit agreement borrowings to finance a portion of the purchase price and estimated working capital requirements; and (3) from amortization of debt issuance costs associated with the Senior Notes.

15.
Reflects net adjustment to allocated corporate expenses of affiliates resulting from the Acquisition and incremental direct expenses resulting from the transaction expected to have a continuing impact.

16.	Reflects the income tax effects of the pro forma income statement adjustments above at an effective income tax rate of 41.5%.